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                                                                   EXHIBIT 10.25

                                    FORM OF
                            STOCK PLEDGE AGREEMENT

     STOCK PLEDGE AGREEMENT (this "Pledge Agreement") dated as of the ___ day of
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_______, ____, made by ________________, an individual (the "Pledgor"), in favor
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of ESPERION THERAPEUTICS, INC., a Delaware corporation (the "Lender").
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                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Lender has agreed to make a loan (the "Loan") to the Pledgor
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on the terms set forth in and subject to a Promissory Note dated as of even date herewith by and between the Lender and the Pledgor (as same may be amended, supplemented or otherwise modified from time to time, the "Note"); and
                                                           ----

     WHEREAS, it is a condition precedent to the obligation of the Lender to make the Loan that the Pledgor execute and deliver this Pledge Agreement granting to the Lender as security for the Loan and the Pledgor's obligations under the Note, a first priority security interest in certain of the Pledgor's property.

     NOW THEREFORE, in construction of the premises and to induce the Lender to make the Loan and for other valuable consideration, the Pledgor hereby agrees with the Lender as follows:

        1.   Definitions:  When used herein, the terms set forth below shall be
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defined as follows:

        (a)  "Obligations" means any and all indebtedness, obligations and
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liabilities of the Pledgor to the Lender of any kind or nature arising out of or in connection with the Note and/or this Pledge Agreement.

        (b)  "Collateral" means the Pledgor's capital stock interests in the
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Lender, whether now owned or hereafter acquired, including, but not limited to,
_______ shares of Common Stock, $.001 par value per share, of the Lender represented by stock Certificate No. ___, together with all certificates, options, rights, dividends or other distributions in respect thereof, and any and all proceeds of the foregoing.

        (c)  "Event of Default" shall have the meaning given it in the Note.
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        2.   Pledge of Collateral:  To secure the prompt and complete payment
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and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Pledgor hereby pledges, assigns, and transfers to the Lender, grants to the Lender a continuing security interest in and to, all of the Pledgor's right, title and interest in and to the Collateral. The Pledgor hereby delivers to the Lender the certificate evidencing the Collateral. Concurrently with the delivery to the Lender of the certificate representing the Collateral, the Pledgor has delivered an undated stock power covering such certificate, duly executed in blank by the Pledgor.

        3.   Representations, Warranties and Covenants:  The Pledgor hereby
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represents, warrants and covenants that (a) he shall defend, at his cost, any action, proceeding or claim affecting the Collateral, (b) he is the sole legal, record and beneficial owner of, and has good and valid title to, the

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Collateral, and that the Collateral is and will continue to be free and clear of all security interests, liens and encumbrances and rights and claims of others except in favor of the Lender, (c) he has the power and authority to execute, deliver and perform the Note and this Pledge Agreement, (d) he shall promptly pay all taxes, assessments, fees and other public or private charges when levied or assessed against any Collateral, the Note or this Pledge Agreement, (e) he has duly executed and delivered the Note and this Pledge Agreement, and the Note and this Pledge Agreement constitute the legal, valid and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their respective terms, and (f) all of the shares of capital stock constituting a part of the Collateral have been duly and validly issued and are fully paid and non-assessable.

        4.   Limitations on Duties of the Lender: The Lender shall be under no
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duty to (a) collect or protect the Collateral or any proceeds thereof or give any notice with respect thereto, (b) preserve the right of the Pledgor with respect to the Collateral against prior parties, (c) preserve rights against any parties to any instrument or chattel paper that may be a part of the Collateral,
(d) sell or otherwise realize upon the Collateral, or (e) seek payment of the Obligations from any particular source. Without limiting the generality of the foregoing, the Lender shall not be obligated to take any action in connection with any conversion, call, redemption, retirement, or any other event relating to any of the Collateral.

        5.   Voting Rights; Distributions: So long as no Event of Default has
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occurred, the Pledgor shall be entitled to (a) excercise all voting, consensual, managerial and other rights in connection with the Collateral, and (b) take control of, receive and retain all distributions made by the Lender in connection with the Collateral.

        6.   Remedies: Upon the occurrence of an Event of Default, all
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Obligations shall immediately become due and payable without demand or notice of any kind, and the Lender may, in addition to such other remedies provided herein, in the Note or by law or otherwise (a) transfer the whole or any part of the Collateral into the name of the Lender or the name of its nominee and exercise all voting, consensual, managerial and other rights in connection with the Collateral, (b) take control of, receive and retain all distributions made by the Lender in connection with the Collateral, (c) bring legal action against the Pledgor without notice, and (d) take possession of the Collateral and sell, assign and/or give options to purchase all on any part thereof in one or more parcels upon any exchange or at public or private sale at the option of the Lender at any time or times, without advertisment or demand upon or notice to the Pledgor or any other person or entity (all of which are hereby waived), except such notice as is required by applicable statute and cannot be waived, for cash, upon credit or for other property, for immediate or future delivery, at such price or prices and upon such terms as the Lender shall, in its sole discretion, deem commercially reasonable, with the right on the part of the Lender or its nominee to become the purchaser thereof at any such sale (unless prohibited by statute), free from any equity of redemption and all other claims, and, after deducting all legal and other expenses for maintaining or selling the Collateral and all reasonable attorneys' fees, legal or other expenses for collection, sale and delivery, to apply the residue to the proceeds of such sale or sales to pay (or hold as a reserve against) all Obligations. The Lender shall have the right to take any action it deems appropriate without the necessity of resorting to any Collateral securing the Note. Any notice to be given to the Pledgor shall be sufficiently served for all purposes if placed in the mail addressed to or left upon the premises at the address noted in section 8(i) below, and all time for service or delivery of any notice in accordance with any statute shall be deemed to be commercially reasonable if sent or served five (5) days before the event. Notwithstanding the foregoing, the Pledgor recognizes that the Lender may be unable to effect a public sale of all or a part of the Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof.

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The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Lender than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Lender has no obligation to delay the sale of any Collateral to permit the Lender to register it for public sale under the Securities Act of 1933. Notwithstanding anything contained herein to the contrary, the Lender shall only be entitled to proceed against the Collateral and enforce its rights therein upon the occurrence of an Event of Default and, in such case, only to the extent of the outstanding Obligations.

        7.   Attorney-in-Fact: The Pledgor hereby appoints the Lender, with full
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power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Pledge Agreement, after the occurrence of an Event of Default, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement.

        8.   Miscellaneous: This Pledge Agreement is subject to the following
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additional provision:

           (a) The Pledgor hereby forever waives presentment, demand, protest, notice of protest and notice of dishonor of the Note and the indebtedness evidenced thereby and this Pledge Agreement. No delay or failure by the Lender in the exercise of any right or remedy under the Note or this Pledge Agreement shall constitute a waiver thereof, and no single or partial exercise by the Lender of any right or remedy under the Note or this Pledge Agreement shall preclude other or further exercise thereof or the exercise of any other right or remedy. No modification or waiver of the provisions hereof shall be effective unless in writing and signed by the Lender, nor shall any waiver be applicable except in the specific instance or matter for which given.

           (b) If any provision of this Pledge Agreement is invalid or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability, but the foregoing shall not render invalid or unenforceable in such jurisdiction the remainder of this Pledge Agreement or the remainder of such provision or affect the validity or unenforceability of any provision of this Pledge Agreement in any other jurisdiction.

           (c) The Pledgor hereby agrees to pay, indemnify and hold the Lender harmless from and against all expenses, liabilities and costs, including, without limitation, reasonable attorney's fees and expenses, incurred by the Lender in the protection, exercise or enforcement of its interests, rights, powers or remedies under the Note and hereunder.

           (d) This Pledge Agreement shall be binding upon and unsure to the benefit of the Lender and the Pledgor, and their respective heirs, executors, personal respectives, successors and permitted assign, provided the Pledgor may not assign any of his rights or obligations hereunder without the prior written consent of the Lender.

           (e) This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to the principles of conflicts of law thereof. The Pledgor hereby submits himself for the sole purpose of this Pledge Agreement and any controversy arising hereunder to the exclusive jurisdiction of the courts in the State of Michigan, and waives any objection (on the grounds of lack of jurisdiction or forum non conveniens, or otherwise) to the exercise of such jurisdiction over him by any court in the State of Michigan.

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          (f) The section headings are included for convenience only and shall not be deemed to be part of this Pledge Agreement.

          (g) At any time and from time to time, upon the request of the Lender, at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining and preserving the full benefits of the Note and this Pledge Agreement and of the rights and powers therein and herein granted, including, without limitation, for the purpose of perfecting the Lender's security interest in the Collateral.

          (h) This Pledge Agreement and the grant of the security interest contained herein is for collateral purposes only and the Lender shall not, by virtue of this Pledge Agreement, by its receipt of distributions on account of the Collateral, or by its exercise of any rights hereunder, be deemed to have any liability for the debts, obligations or liabilities of the Pledgor on account of the Collateral.

          (i) All notices, requests and demands to or upon the Pledgor or the Lender under or in connection with this Pledge Agreement or the Note to be effective shall be in writing and shall be sent by reputable overnight courier service or certified mail, return receipt requested, to the following addresses (or such other address as shall be designated in writing to the other party by written notice):


          If to the Pledgor:

          If to the Lender:




          with a copy to:






      IN WITNESS WHEREOF, the pledgor has duly executed and delivered this Pledge Agreement the day and year first above written.

WITNESS:                                  PLEDGOR:



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                                           Name:


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